Exhibit 99.1

New Plan Excel Realty Trust, Inc.

SUPPLEMENTAL DISCLOSURE

Quarter Ended December 31, 2001

Certain statements in this Supplemental Disclosure release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, transactions or achievements of the Company to differ materially from historical results or from any results, transactions or achievements expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the ability of tenants to pay rent and the effect of bankruptcy laws; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that proposed acquisitions are not consummated, developments and redevelopments are not completed on time or on budget and strategies and actions that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Company Overview / Fourth Quarter Review	page 2

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 362 properties and total assets of approximately $3.3 billion. Its properties are strategically located across 33 states and include 305 community and neighborhood shopping centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 42 million square feet of gross leasable area, and 57 related retail real estate assets, with approximately 6 million square feet of gross leasable area. (The above includes the properties acquired on March 1, 2002)

Fourth Quarter Review

Financial Review

•	On October 22, 2001, the Company extended the maturity on its $122.5 million Revolving Credit Facility I, at original terms, for one year to October 21, 2002.

Activity Review

•	On October 10, 2001, the Company acquired Arapahoe Crossings from The Ellman Companies for approximately $48 million in cash and the satisfaction of $13.6 million of notes receivable and accrued interest. Arapahoe Crossings is a 425,912 square foot grocery-anchored community shopping center located in Aurora, Colorado, southeast of Denver, which is in the final phase of development. Tenants include King Soopers (a division of The Kroger Co.), Kohl’s, Borders, Marshalls, OfficeMax and Old Navy. In total, two properties were acquired during 2001 for an aggregate of approximately $66.5 million, including Stein Mart Center, an 112,405 square foot shopping center located in Poway, California, and Arapahoe Crossings.

•	During the fourth quarter, the Company sold 12 properties and three land parcels for an aggregate of approximately $26.9 million. Properties sold during the quarter include Rogers Plaza, a 49,672 square foot shopping center located in Ashburn, Georgia; Cedartown, a 107,220 square foot shopping center located in Cedartown, Georgia; River Run Centre, a 82,957 square foot shopping center located in Coshocton, Ohio; King City Square, a 94,428 square foot shopping center located in Mount Vernon, Illinois; a 25,834 square foot single tenant Rite Aid located in Yuma, Arizona; a 35,015 square foot single tenant Lucky stores located in Dubuque, Iowa; a 30,000 square foot single tenant Lucky stores located in Springfield, Illinois; a 40,265 square foot single tenant Lucky stores located in Sterling, Illinois; a 72,897 square foot single tenant Kmart located in Desoto, Texas; two 1,675 square foot vacant buildings located in Houston, Texas; a 9,095 square foot office building located in Stillwater, Minnesota; a 0.05 acre land parcel located in Cedartown, Georgia, adjacent to Cedartown; a 0.11 acre land parcel located in Louisville, Kentucky, adjacent to Picadilly Square; and a 27 acre land parcel located in Osage Beach, Missouri, adjacent to Factory Outlet Village Osage Beach. In total, the Company sold approximately $429.8 million of properties during 2001, including its garden apartment portfolio, eleven shopping centers, 14 single tenant properties, one miscellaneous property, seven land parcels and one outparcel.

Portfolio Review

•	At the end of the fourth quarter, the gross leasable area (GLA) for the Company’s community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 91 percent leased and the GLA for the Company’s factory outlet centers was approximately 87 percent leased. The GLA for the Company’s overall portfolio, excluding properties under redevelopment, was 90 percent leased at December 31, 2001 and when including properties under redevelopment, the GLA for the overall portfolio was approximately 87 percent leased. The average annual base rent (ABR) per leased square foot at

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Company Overview / Fourth Quarter Review	page 3

December 31, 2001 for the Company’s overall portfolio was $8.13. During the quarter, 89 new leases were signed at an average ABR of $6.39 per square foot. Also during the quarter, 75 renewal leases were signed at an average ABR of $9.58 per square foot, an increase of approximately 2.8 percent over the expiring leases. In total, 336 new leases, aggregating approximately 1.4 million square feet, were signed during 2001 at an average ABR of $8.75 per square foot and 400 renewal leases, aggregating approximately 1.7 million square feet, were signed at an average ABR of $9.09 per square foot, an increase of approximately 9.0 percent over the expiring leases.

Joint Venture Projects / Notes Receivable

•	In early October 2001, two pads were sold at Superior Towne Center for $2.6 million. Superior Towne Center, located in Superior, Colorado, is a 298,000 square foot community shopping center being developed by The Ellman Companies. New Plan Excel Realty Trust holds notes receivable aggregating $25.9 million on the property.

•	On December 4, 2001, the Company received $1.3 million of outstanding principal and accrued interest on its note receivable on Atrium on the Bay, a 1,050,000 square foot mixed-use office and retail commercial property located in Toronto, Canada. In total, the Company generated approximately $34.1 million of capital during 2001 from negotiations with joint venture partners and the repayment of unscheduled debt.

Subsequent Events

•	On January 13, 2002, the Company entered into a definitive agreement with CenterAmerica Property Trust, L.P., a private company majority owned by Morgan Stanley Real Estate Fund II, to acquire a portfolio of 92 community and neighborhood shopping centers. The transaction closed on March 1, 2002. As part of the transaction, the Company also acquired a 10 percent managing membership interest in a joint venture with a private U.S. pension fund. The aggregate purchase price for the acquisition was approximately $654 million, consisting of approximately $365 million in cash and the assumption of approximately $289 million of outstanding indebtedness. The cash component of the acquisition was financed with the proceeds of a public equity offering of the Company’s common stock and with borrowings under the Company’s existing credit facilities and an interim term facility.

•	On January 29, 2002, the Company completed a public offering of 6,900,000 of its common shares at $18.52 per share. The net proceeds to the Company from the offering were approximately $120.7 million.

•	On March 1, 2002, the Company entered into a new $125 million senior unsecured term loan facility with Fleet National Bank. The new facility bears interest, at the Company’s option, at either LIBOR plus a spread based upon the Company’s credit ratings, which spread currently would be 90 basis points, or at the higher of Fleet National Bank’s prime rate (plus 25 basis points in specified circumstances) or 50 basis points above the federal funds rate. The facility matures on February 28, 2003.

•	On March 1, 2002, Scott MacDonald was appointed Chief Operating Officer and President of the Company. Mr. MacDonald was previously the Chief Executive Officer and President of CenterAmerica Property Trust, L.P.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Shareholder Information	page 4

Corporate Headquarters	Transfer Agent and Registrar
New Plan Excel Realty Trust, Inc.	Questions about dividend payments, shareholder accounts, replacement or lost
1120 Avenue of the Americas	certificates, stock transfers and name or address changes should be directed
New York, NY 10036	to:
Phone: 212-869-3000
Fax: 212-869-3989	EquiServe Trust Company, N.A.
www.newplanexcel.com	P.O. Box 43010 Phone: 800-730-6001 www.equiserve.com
Providence, RI 02940-3010
Exchange Listing
New York Stock Exchange
Common stock: NXL
Series A preferred stock: NXLprA	Corporate Communications Department
Series B preferred stock: NXLprB	Shareholders seeking financial and operating information may contact:

Senior Unsecured Debt Ratings	Stacy Lipschitz
Standard & Poor’s: BBB	Vice President — Corporate Communications
Moody’s: Baa1	Phone: 212-869-3000
Fax: 212-869-3989
Quarterly Results	E-mail: corporatecommunications@newplanexcel.com slipschitz@newplanexcel.com
The Company expects to announce quarterly results as follows:

First quarter 2002: May 9, 2002
Second quarter 2002: August 8, 2002
Third quarter 2002: November 5, 2002

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Balance Sheets	page 5
(In thousands)

			As Of

	12/31/01	09/30/01	06/30/01	03/31/01	12/31/00

Assets:
Land	$498,859	$482,706	$459,572	$461,962	$463,602
Buildings and improvements	2,184,787	2,123,154	1,987,122	1,986,127	1,989,029
Less: accumulated depreciation and amortization	(269,755)	(255,260)	(243,872)	(230,452)	(218,638)

Net real estate	2,413,891	2,350,600	2,202,822	2,217,637	2,233,993
Real estate held for sale	20,747	40,385	16,575	11,706	9,104
Cash and cash equivalents	7,163	120,971	11,966	11,181	1,170
Marketable securities	1,887	1,751	1,991	1,702	1,531
Receivables	43,555	44,469	40,465	40,181	43,454
Trade, net of allowance for doubtful accounts of (December 31, 2001- $15,633, September 30, 2001- $17,703, June 30, 2001- $14,580, March 31, 2001- $13,478, December 31, 2000- $12,816)
Other	8,736	14,875	8,701	8,010	11,620
Mortgages and notes receivable	45,360	91,871	40,578	46,872	58,553
Prepaid expenses and deferred charges	15,964	14,268	11,474	11,877	9,320
Assets in discontinued operations	—	—	347,852	345,969	346,779
Investment in and loans to ERT Development Corporation	—	—	168,903	183,962	170,004
Investments in unconsolidated ventures (1)	41,876	3,129	—	—	—
Other assets (2)	23,687	42,360	12,225	9,307	8,903

TOTAL ASSETS	$2,622,866	$2,724,679	$2,863,552	$2,888,404	$2,894,431

Liabilities:
Mortgages payable, including unamortized premium of	$241,436	$347,765	$314,238	$326,330	$328,803
(December 31, 2001- $6,063, September 30, 2001- $6,628, June 30, 2001- $7,097, March 31, 2001- $7,425, December 31, 2000- $7,753)
Notes payable, net of unamortized discount of	613,248	613,183	613,119	613,055	612,992
(December 31, 2001- $1,1752, September 30, 2001- $1,817, June 30, 2001- $1881, March 31, 2001- $1,945, December 31, 2000- $2,008)
Credit facilities	95,000	75,000	251,750	258,750	243,750
Capital leases	29,170	29,237	29,303	29,367	29,431
Other liabilities (3)	122,674	126,250	101,200	93,436	92,145
Tenant security deposits	5,833	5,694	7,959	7,910	7,791

TOTAL LIABILITIES	1,107,361	1,197,129	1,317,569	1,328,848	1,314,912
Minority interest in consolidated partnership	22,267	22,932	23,242	23,589	23,909

Stockholders’ equity:
Preferred stock	23	23	23	23	23
Common stock	873	872	872	872	873
Additional paid-in capital	1,697,570	1,695,162	1,695,055	1,694,682	1,695,994
Accumulated other comprehensive (loss) income	(1,965)	(2,750)	(3,030)	(3,281)	555
Less: accumulated distributions in excess of net income	(203,263)	(188,689)	(170,179)	(156,329)	(141,835)

TOTAL STOCKHOLDERS’ EQUITY	1,493,238	1,504,618	1,522,741	1,535,967	1,555,610

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,622,866	$2,724,679	$2,863,552	$2,888,404	$2,894,431

(1) Represents direct equity investments in Vail Ranch II and The Centre at Preston Ridge joint venture projects.

(2) Other assets includes: deposits, real estate tax escrow and furniture and fixtures.

(3) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

On July 1, 2001, the Company acquired the 5 percent economic interest in ERT Development Corporation (ERT) not previously owned by the Company. As a result, activities of ERT and the Company have been consolidated for GAAP purposes.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Income Statements	page 6
(In thousands, except per share amounts)

									Twelve
				Three Months Ended					Months Ended

	12/31/01	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/01	12/31/00

Rental Revenues:
Rental income	$69,627	$67,607	$66,819	$66,191	$68,209	$67,217	$67,812	$68,870	$270,244	$272,108
Percentage rents	1,542	1,679	1,240	2,678	1,977	1,184	2,068	2,202	7,139	7,431
Expense reimbursements	17,118	14,648	14,955	14,305	15,657	13,139	13,421	13,219	61,026	55,436

TOTAL RENTAL REVENUES	88,287	83,934	83,014	83,174	85,843	81,540	83,301	84,291	338,409	334,975

Rental Operating Expenses:
Operating costs	16,949	13,688	13,413	12,648	15,250	11,857	12,711	14,244	56,698	54,062
Real estate and other taxes	9,353	8,766	8,597	8,708	8,755	8,806	9,428	9,120	35,424	36,109
Provision for doubtful accounts	1,629	1,082	1,695	2,047	1,821	649	1,283	619	6,453	4,372

TOTAL RENTAL OPERATING EXPENSES	27,931	23,536	23,705	23,403	25,826	21,312	23,422	23,983	98,575	94,543

NET OPERATING INCOME	60,356	60,398	59,309	59,771	60,017	60,228	59,879	60,308	239,834	240,432

Other Income:
Interest, dividend and other income	3,338	3,181	3,678	3,793	8,175	7,477	7,353	7,422	13,990	30,427
Equity participation in ERT	—	—	(2,855)	(1,458)	(3,504)	(5,075)	(4,012)	(5,276)	(4,313)	(17,867)
Equity in income of unconsolidated ventures	941	44	—	—	—	—	—	—	985	—
Foreign currency (loss) gain	(61)	(369)	349	(479)	(29)	(116)	(276)	(16)	(560)	(437)

TOTAL OTHER INCOME	4,218	2,856	1,172	1,856	4,642	2,286	3,065	2,130	10,102	12,123

Other Expenses:
Interest expense	17,828	20,202	19,782	20,967	21,737	22,301	22,641	21,673	78,779	88,352
Depreciation and amortization	15,006	14,717	14,256	13,636	15,020	13,293	13,285	13,766	57,615	55,364
Severance costs	896	—	—	—	1,280	1	915	2,749	896	4,945
General and administrative	3,488	2,100	2,542	2,188	1,791	1,140	2,581	1,997	10,318	7,509

TOTAL OTHER EXPENSES	37,218	37,019	36,580	36,791	39,828	36,735	39,422	40,185	147,608	156,170

Income before real estate sales, impairment of real estate and minority interest	27,356	26,235	23,901	24,836	24,831	25,779	23,522	22,253	102,328	96,385
Gain (loss) on sale of real estate	927	700	8	(25)	101	1,185	7,915	(1)	1,610	9,200
Impairment of real estate	(959)	(8,774)	(1,135)	(2,239)	(1,720)	—	(1,900)	—	(13,107)	(3,620)
Minority interest in income of consolidated partnership	(207)	(215)	(208)	(218)	(197)	(276)	(241)	(238)	(848)	(952)

INCOME FROM CONTINUING OPERATIONS	27,117	17,946	22,566	22,354	23,015	26,688	29,296	22,014	89,983	101,013
Income from discontinued operations of garden apartment communities	—	3,615	5,215	4,849	4,355	5,545	6,175	5,235	13,679	21,310
Gain on sale of discontinued operations	—	1,500	—	—	—	—	—	—	1,500	—

INCOME BEFORE EXTRAORDINARY INCOME	27,117	23,061	27,781	27,203	27,370	32,233	35,471	27,249	105,162	122,323
Extraordinary income (1)	—	—	—	—	—	—	758	—	—	758

NET INCOME	$27,117	$23,061	$27,781	$27,203	$27,370	$32,233	$36,229	$27,249	$105,162	$123,081

NET INCOME PER COMMON SHARE — BASIC (BEFORE EXTRAORDINARY INCOME)	$0.25	$0.20	$0.25	$0.25	$0.25	$0.30	$0.34	$0.25	$0.95	$1.14
NET INCOME PER COMMON SHARE — DILUTED (BEFORE EXTRAORDINARY INCOME)	0.24	0.20	0.25	0.25	0.25	0.30	0.34	0.25	0.94	1.13

Weighted average common shares outstanding — basic	87,337	87,210	87,206	87,208	87,524	87,651	87,651	87,607	87,241	87,608
ERP partnership units	1,227	1,235	1,235	1,235	1,235	1,235	1,235	1,235	1,231	1,235
Options	492	355	313	169	12	134	128	189	327	108

Weighted average common shares outstanding — diluted	89,056	88,800	88,754	88,612	88,771	89,020	89,014	89,031	88,799	88,951

(1)	2Q 2000 write-off of mortgage premium resulting from prepayment of Circle Center mortgage.

On July 1, 2001, the Company acquired the 5 percent economic interest in ERT Development Corporation (ERT) not previously owned by the Company. As a result, activities of ERT and the Company have been consolidated for GAAP purposes.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Funds from Operations / Funds Available for Distribution / Earnings Before Gains and Losses on Real Estate	page 7
(In thousands, except per share amounts)

									Twelve
				Three Months Ended					Months Ended

	12/31/01	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/01	12/31/00

Funds from Operations (1)
Income before extraordinary income	$27,117	$23,061	$27,781	$27,203	$27,370	$32,233	$35,471	$27,249	$105,162	$122,323
Add:
Depreciation and amortization	15,437	17,801	18,168	17,557	18,772	16,791	16,754	17,105	68,963	69,422
Impairment of real estate	959	8,774	1,878	2,239	1,720	—	1,900	—	13,850	3,620
Deduct:
Preferred A dividends	(801)	(801)	(801)	(800)	(800)	(800)	(800)	(800)	(3,203)	(3,200)
Preferred B dividends	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(13,584)	(13,584)
Preferred D dividends	(1,463)	(1,463)	(1,463)	(1,463)	(1,463)	(1,463)	(1,462)	(1,463)	(5,852)	(5,851)
(Gain) loss on sale of real estate (2)	(614)	63	614	25	(101)	(1,185)	(7,915)	1	88	(9,200)
(Gain) on sale of discontinued operations	—	(1,500)	—	—	—	—	—	—	(1,500)	—

FUNDS FROM OPERATIONS — BASIC	37,239	42,539	42,781	41,365	42,102	42,180	40,552	38,696	163,924	163,530
Add:
Preferred A dividends	801	801	801	800	800	800	800	800	3,203	3,200
Minority interest in income of consolidated partnership	207	215	208	218	197	276	241	238	848	952

FUNDS FROM OPERATIONS — DILUTED	$38,247	$43,555	$43,790	$42,383	$43,099	$43,256	$41,593	$39,734	$167,975	$167,682

FUNDS FROM OPERATIONS PER SHARE — BASIC	$0.43	$0.49	$0.49	$0.47	$0.48	$0.48	$0.46	$0.44	$1.88	$1.87
FUNDS FROM OPERATIONS PER SHARE — DILUTED	0.42	0.48	0.48	0.47	0.48	0.48	0.46	0.44	1.85	1.85

Weighted average common shares outstanding — basic	87,337	87,210	87,206	87,208	87,524	87,651	87,651	87,607	87,241	87,608
ERP partnership units	1,227	1,235	1,235	1,235	1,235	1,235	1,235	1,235	1,231	1,235
Options	492	355	313	169	12	134	128	189	327	108
Dilutive effect of convertible Preferred A	1,874	1,874	1,874	1,874	1,874	1,874	1,874	1,874	1,874	1,874

Weighted average common shares outstanding — diluted	90,930	90,674	90,628	90,486	90,645	90,894	90,888	90,905	90,673	90,825

Funds Available for Distribution:
Funds from operations — diluted	$38,247	$43,555	$43,790	$42,383	$43,099	$43,256	$41,593	$39,734	$167,975	$167,682
Straight line rents	(1,067)	(389)	(817)	29	(542)	(436)	(805)	(717)	(2,244)	(2,448)
Tenant improvements	(3,493)	(2,743)	(822)	(2,372)	(683)	(522)	(1,485)	(1,843)	(9,430)	(4,533)
Leasing commissions	(690)	(635)	(255)	(153)	(210)	(223)	(225)	(217)	(1,733)	(875)
Building improvements capitalized	(3,404)	(6,547)	(5,613)	(3,747)	(4,413)	(1,464)	(1,963)	(1,624)	(19,311)	(9,464)

FUNDS AVAILABLE FOR DISTRIBUTION	$29,593	$33,241	$36,283	$36,140	$37,251	$40,611	$37,115	$35,333	$135,257	$150,362

FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE — BASIC	$0.34	$0.38	$0.42	$0.41	$0.43	$0.46	$0.42	$0.40	$1.55	$1.72
FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE — DILUTED	0.33	0.37	0.40	0.40	0.41	0.45	0.41	0.39	1.49	1.66

Earnings Before Gains and Losses on Real Estate (EBGL)
Income before extraordinary income	$27,117	$23,061	$27,781	$27,203	$27,370	$32,233	$35,471	$27,249	$105,162	$122,323
Add:
Impairment of real estate	959	8,774	1,878	2,239	1,720	—	1,900	—	13,850	3,620
Deduct:
(Gain) loss on sale of real estate	(927)	(700)	(8)	25	(101)	(1,185)	(7,915)	1	(1,610)	(9,200)
(Gain) on sale of discontinued operations	—	(1,500)	—	—	—	—	—	—	(1,500)	—

EBGL	$27,149	$29,635	$29,651	$29,467	$28,989	$31,048	$29,456	$27,250	$115,902	$116,743

EBGL PER SHARE — BASIC	$0.25	$0.27	$0.28	$0.27	$0.27	$0.29	$0.27	$0.25	$1.07	$1.07
EBGL PER SHARE — DILUTED	0.24	0.27	0.27	0.27	0.27	0.29	0.27	0.25	1.06	1.07

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Funds from Operations / Funds Available for Distribution / Earnings Before Gains and Losses on Real Estate	page 8
(In thousands, except per share amounts)

									Twelve
				Three Months Ended					Months Ended

	12/31/01	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/01	12/31/00

Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000	$1.65000
Dividend per Preferred A share	0.53125	0.53125	0.53125	0.53125	0.53125	0.53125	0.53125	0.53125	2.12500	2.12500
Dividend per Preferred B share	0.53906	0.53906	0.53906	0.53906	0.53906	0.53906	0.53906	0.53906	2.15624	2.15624
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000	3.90000
Common dividends	$35,975	$35,977	$35,973	$36,037	$36,156	$36,156	$36,156	$36,156	$143,962	$144,624
Preferred A dividends	801	801	801	800	800	800	800	800	3,203	3,200
Preferred B dividends	3,346	3,396	3,396	3,396	3,396	3,396	3,396	3,396	13,534	13,584
Preferred D dividends	1,463	1,463	1,463	1,463	1,463	1,463	1,462	1,463	5,852	5,851

TOTAL DISTRIBUTIONS	$41,585	$41,637	$41,633	$41,696	$41,815	$41,815	$41,814	$41,815	$166,551	$167,259

Payout ratio of common dividends/diluted funds from operations (3)	92%	83%	82%	85%	81%	84%	85%	85%	85%	84%
Payout ratio of common dividends/funds available for distribution (3)	118%	108%	99%	100%	94%	89%	95%	95%	106%	93%

(1)	Includes results from discontinued operations.

(2)	Excludes gain (loss) on sale of land.

(3)	Excludes severance costs.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Selected Financial Ratios / Data	page 9
(In thousands, except per share amounts)

																	Twelve
							Three Months Ended										Months Ended

	12/31/01		09/30/01		06/30/01		03/31/01		12/31/00		09/30/00		06/30/00		03/31/00		12/31/01		12/31/00

Debt coverage ratios:
Interest coverage ratio (EBITDA /interest expense)	3.37	x	3.28	x	3.23	x	3.06	x	3.03	x	2.99	x	2.90	x	2.90	x	3.23	x	2.95	x
Debt service coverage (EBITDA/(interest expense +	2.98	x	2.94	x	2.87	x	2.75	x	2.78	x	2.75	x	2.62	x	2.59	x	2.90	x	2.68	x
scheduled principal payments))
Fixed charge coverage (EBITDA/(interest expense +	2.33	x	2.35	x	2.29	x	2.21	x	2.24	x	2.23	x	2.13	x	2.10	x	2.30	x	2.17	x
scheduled principal payments + preferred dividends))
Debt/equity ratios:
Total debt/total market capitalization	33.6%		37.7%		43.1%		42.6%		46.6%		45.6%		47.0%		46.7%		33.6%		46.6%
Total debt/total equity market capitalization	50.6%		60.5%		75.7%		74.3%		87.2%		84.0%		88.8%		87.5%		50.6%		87.2%
Total debt/total book assets	37.3%		39.1%		42.2%		42.5%		42.0%		41.6%		41.8%		42.2%		37.3%		42.0%
Overhead ratios:
Annualized G&A/total assets	0.53%		0.31%		0.36%		0.30%		0.25%		0.16%		0.35%		0.27%		0.39%		0.26%
G&A/total revenues (excluding currency change)	3.77%		2.41%		3.03%		2.56%		1.98%		1.36%		2.98%		2.31%		2.96%		2.16%
Capitalized interest:	$924		$579		$526		$73		$77		$82		$79		$198		$2,102		$436
Market capitalization calculations:
Common shares outstanding	87,352		87,213		87,210		87,205		87,320		87,651		87,651		87,651		87,352		87,320
Preferred A shares outstanding	1,507		1,507		1,507		1,507		1,507		1,507		1,507		1,507		1,507		1,507
Preferred B shares outstanding	6,300		6,300		6,300		6,300		6,300		6,300		6,300		6,300		6,300		6,300
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500
Common stock price end of period	$19.05		$17.10		$15.30		$16.00		$13.13		$13.69		$13.00		$13.75		$19.05		$13.13
Preferred A price end of period	25.50		25.95		23.35		24.25		21.00		20.85		22.25		19.25		25.50		21.00
Preferred B price end of period	24.90		24.70		24.11		23.20		22.25		22.50		21.50		19.50		24.90		22.25
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00
Common market equity at end of period	$1,664,213		$1,491,342		$1,334,313		$1,395,280		$1,146,080		$1,199,938		$1,139,459		$1,205,197		$1,664,213		$1,146,080
Preferred market equity at end of period	270,299		269,717		262,081		257,705		246,817		248,166		243,976		226,856		270,299		246,817

Total equity market capitalization	1,934,512		1,761,059		1,596,394		1,652,985		1,392,897		1,448,104		1,383,435		1,432,053		1,934,512		1,392,897
Total debt end of period	978,854		1,065,185		1,208,410		1,227,502		1,214,976		1,215,748		1,227,924		1,252,778		978,854		1,214,976

TOTAL MARKET CAPITALIZATION	$2,913,366		$2,826,244		$2,804,804		$2,880,487		$2,607,873		$2,663,852		$2,611,359		$2,684,831		$2,913,366		$2,607,873

EBITDA calculation:
Income before extraordinary income	$27,117		$23,061		$27,781		$27,203		$27,370		$32,233		$35,471		$27,249		$105,162		$122,323
Depreciation and amortization	15,006		14,717		14,256		13,636		15,020		13,293		13,285		13,766		57,615		55,364
Income taxes	114		114		174		114		119		127		167		98		516		511
Interest expense	17,828		20,202		19,782		20,967		21,737		22,301		22,641		21,673		78,779		88,352
Impairment of real estate	959		8,774		1,878		2,239		1,720		—		1,900		—		13,850		3,620
(Gain) loss on sale of real estate	(927)		(700)		(8)		25		(101)		(1,185)		(7,915)		1		(1,610)		(9,200)

EBITDA	$60,097		$66,168		$63,863		$64,184		$65,865		$66,769		$65,549		$62,787		$254,312		$260,970

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Summary of Outstanding Debt	page 10
(In thousands)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness

Fixed Rate Debt:
Secured Mortgage Indebtedness
Knollwood Apartments	Abraham Mitchell	$6,027	6.750%	04/01/02	0.62%
Kmart Plaza (Elizabethtown)	Guardian Life Insurance	4,556	9.530%	06/01/02	0.47%
Hillcrest Apartments	Abraham Mitchell	1,253	6.750%	07/01/02	0.13%
Lake Drive Plaza	Monumental Life Insurance	3,467	7.200%	04/01/03	0.36%
Roanoke Landing	American Express	5,633	7.200%	04/03/03	0.58%
Hunting Hills	Nationwide Life Insurance	3,870	8.250%	05/01/03	0.40%
Valley Fair Mall	Lincoln National Life	15,994	7.600%	12/31/03	1.64%
Briggsmore Plaza	AETNA Life	671	8.288%	08/01/04	0.07%
Genesee Valley Shopping Center	Nationwide Life Insurance	8,062	8.850%	02/10/05	0.83%
Roundtree Place	Nationwide Life Insurance	6,593	8.850%	02/10/05	0.68%
Grant Mills Station	Nationwide Life Insurance	7,091	8.850%	02/10/05	0.73%
Lagniappe Village Shopping Center	Nationwide Life Insurance	6,013	8.850%	02/10/05	0.62%
Mist Lake Plaza	Nationwide Life Insurance	8,946	8.850%	02/10/05	0.92%
Montebello Plaza	Nationwide Life Insurance	6,147	9.625%	03/05/07	0.63%
Crown Point	Jackson National Life Insurance	7,441	8.120%	05/01/07	0.76%
Westminster City Center	Wells Fargo	29,129	6.690%	02/01/08	2.99%
Brice Park	USG Annuity and Life	4,007	7.875%	02/01/09	0.41%
London Marketplace	Aegon USA Realty	4,533	8.265%	04/01/09	0.47%
Paradise Plaza	CIGNA	2,160	9.150%	04/15/09	0.22%
Saddletree Village Shopping Center	Aegon USA Realty	1,796	8.250%	05/22/10	0.18%
Hampton Village Centre	Deutsche Banc	29,654	8.530%	06/30/10	3.04%
Greentree	San Francisco Retirement Fund	5,186	8.240%	10/01/10	0.53%
Merchant’s Central	San Francisco Retirement Fund	6,446	8.240%	10/01/10	0.66%
Northside Plaza	San Francisco Retirement Fund	2,263	8.240%	10/01/10	0.23%
Habersham Crossing	San Francisco Retirement Fund	3,771	8.240%	10/01/10	0.39%
Johnstown Galleria Outparcel	Protective Life	2,950	8.000%	07/11/11	0.30%
Irving West	Protective Life	2,443	8.500%	09/30/11	0.25%
Chapel Square	American National Insurance	1,825	9.250%	02/01/13	0.19%
Northgate	Shoptaw James	7,059	8.750%	06/30/13	0.72%
Perry Marketplace	American Express	5,145	9.000%	10/01/13	0.53%
Riverview Plaza	Protective Life	4,961	8.625%	09/01/15	0.51%
Stratford Commons	Protective Life	5,480	8.125%	10/01/15	0.56%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$210,572	8.145%		21.61%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Summary of Outstanding Debt	page 11
(In thousands)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness

Unsecured Notes
6.80%, 7 Year Unsecured Notes	—	$81,000	6.800%	05/15/02	8.31%
7.33%, 4 Year Unsecured Notes	—	49,000	7.330%	11/20/03	5.03%
6.88%, 7 Year Unsecured Notes	—	75,000	6.875%	10/15/04	7.70%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	10.26%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	3.08%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	15.39%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	1.03%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	2.57%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	1.03%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	1.03%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	2.57%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	2.57%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	2.57%

TOTAL FIXED RATE UNSECURED NOTES		$615,000	7.298%		63.11%
CAPITAL LEASES		$29,170	7.500%	06/20/31	2.99%
TOTAL FIXED RATE DEBT		$854,742	7.513%		87.71%
Variable Rate Debt: (1)
Secured Mortgage Indebtedness
San Dimas Plaza	Tax Exempt Bonds	$8,100	2.510%	12/01/05	0.83%
Highland Commons	Great Northern Insured Annuity	4,092	7.250%	12/01/09	0.42%
Lexington Road Plaza	Great Northern Insured Annuity	7,276	8.125%	09/01/11	0.75%
Unity Professional Bldg.	Tax Exempt Bonds	5,333	2.877%	02/01/13	0.55%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,801	5.018%		2.54%
Unsecured Credit Facilities
$75 Million Term Loan Facility	Fleet National Bank	$75,000	4.494%	05/08/02	7.70%
$122.5 Million Revolving Credit Facility I	The Bank of New York	0	—	10/21/02	0.00%
$122.5 Million Revolving Credit Facility II	The Bank of New York	20,000	4.735%	11/17/02	2.05%

TOTAL CREDIT FACILITIES		$95,000	4.545%		9.75%
TOTAL VARIABLE RATE DEBT		$119,801	4.643%		12.29%
TOTAL DEBT		$974,543	7.161%		100.00%
Net Unamortized Premiums on Mortgages		$6,063
Net Unamortized Discount on Notes		(1,752)

TOTAL DEBT — NET		$978,854

(1)  The Company has entered into a two-year swap agreement with Fleet National Bank relating to $75.0 million outstanding under its Term Loan Facility. The agreement effectively fixes the debt at a base rate of 6.67% plus applicable spreads associated with the Company’s Term Loan Facility. The Swap, which expires in October 2002, increases the interest rate for the Company’s Term Loan Facility, Total Variable Rate Debt and Total Debt to 6.496%, 6.192% and 7.351%, respectively.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Debt Maturity Schedule	page 12
(In thousands)

	Scheduled	Scheduled	Total	Percent of
	Amortization	Maturities	Debt Maturing	Debt Maturing

2002	$7,293	$187,791 (1)	$195,084	20.02%
2003	7,595	76,460	84,055	8.63%
2004	7,471	75,000	82,471	8.46%
2005	6,956	141,794	148,750	15.26%
2006	7,469	—	7,469	0.77%
2007	6,589	36,499	43,088	4.42%
2008	1,683	30,885	32,568	3.34%
2009+	45,074	335,984	381,058	39.10%

	$90,130	$884,413	$974,543	100.00%

	Net Unamortized Premiums on Mortgages		6,063
	Net Unamortized Discount on Notes		(1,752)

	TOTAL DEBT - NET		$978,854

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt

Including capital leases and credit facilities	8.8 Years	1.2 Years	7.9 Years
Excluding capital leases and credit facilities	8.2 Years	3.9 Years	8.0 Years

(1)  Scheduled maturities include $75.0 million representing the balance of the Term Loan Facility drawn as of December 31, 2001 and maturing May 8, 2002 and $20.0 million representing the balance of the Revolving Credit Facility II drawn as of December 31, 2001 and maturing November 17, 2002.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

2001 Property Acquisitions	page 13

	Property		Purchase	Purchase	Cap-	Net Operating		Percent		Year
	Type (1)	Location	Date	Amount	Rate	Income (NOI) (2)	GLA	Leased (3)	Anchor Tenants	Built

1Q 2001
Stein Mart Center (4)	S	Poway, CA	01/11/01	$4,900,000	7.0%	$333,200	112,405	63%	Motorsports Warehouse, Stein Mart	1981
4Q 2001
Arapahoe Crossings (5)	S	Aurora, CO	10/10/01	$61,600,000	9.5%	$5,852,000	397,912	100%	King Soopers, Kohl's, Mann Theatre, Marshalls, Office Max, Old Navy, Ross, Ulta Cosmetics	1996
2001 Total Acquisitions				$66,500,000	9.5%	$6,185,200	510,317

(1)	S — Shopping Center

(2)	Based upon the in-place tenancy as of closing date of acquisition.

(3)	As of closing date of acquisition.

(4)	The Company is currently reviewing a redevelopment plan for the property.

(5)	Acquired for approximately $48.0 million in cash and the satisfaction of $13.6 million of notes receivable and accrued interest.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

2001 Portfolio / Property Dispositions	page 14

	Property		Sale	Sale	Book	Gain /	Cap-		Units / GLA /	Percent	Year
	Type (1)	Location	Date	Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built

Portfolio Dispositions
3Q 2001
53 Garden Apartment Communities (4)	A	14 states	09/21/01	$380,000,000	$378,499,542	$1,500,458	9.5%	$36,100,000	12,550 units	92%	Varied
Property Dispositions
1Q 2001
Mr. B’s	S	Cordele, GA	03/08/01	$295,000	$307,711	$(12,711)	5.3%	$15,498	13,702	37%	1968
Acme Markets	T	Philadelphia, PA	03/23/01	1,650,000	1,662,666	(12,666)	9.2%	152,143	34,000	100%	1980

Total				$1,945,000	$1,970,377	$(25,377)	8.6%	$167,641	47,702

2Q 2001
Colonial Heights	S	Colonial Heights, VA	04/06/01	$265,000	$251,870	$13,130	—	$(20,419)	80,363	0%	1972
Land, adjacent to Hampton Village Centre	L	Rochester Hills, MI	05/11/01	1,903,572	1,448,493	455,079	—	—	9.2 acres	—	—
Kmart	T	Somerville, NJ	06/08/01	2,750,000	2,402,012	347,988	9.2%	252,576	55,552	100%	1982
Eagle Food Center	T	Coralville, IA	06/11/01	1,500,000	1,488,490	11,510	10.6%	159,704	28,875	100%	1981
Marcy Shopping Center	S	Marcy, NY	06/15/01	540,000	647,388	(107,388)	—	(110,064)	123,380	2%	1971
Safeway	T	Sherwood, AR	06/18/01	1,450,000	1,959,622	(509,622)	8.9%	129,458	44,617	100%	1981
Land, adjacent to Southwood Plaza	L	Bowling Green, OH	06/25/01	225,000	57,596	167,404	—	—	38 acres	—	—
Lakewood Village (5)	—	—	—	—	—	(370,000)	—	—	—	—	—

Total				$8,633,572	$8,255,471	$8,101	—	$411,255	332,787

3Q 2001
Annie Land Plaza	S	Lovingston, VA	07/03/01	$2,920,000	$2,981,468	$(61,468)	9.5%	$277,784	42,500	94%	1999
New Market Shopping Center	S	Varina, VA	07/03/01	3,400,000	3,500,657	(100,657)	10.3%	348,547	40,100	96%	1998
Gloversville	S	Gloversville, NY	07/13/01	719,750	739,114	(19,364)	10.9%	78,681	45,012	100%	1974
Outparcel, adjacent to Congress Crossing (6)	O	Athens, TN	07/31/01	937,500	119,825	817,675	—	—	1 acre	—	—
The Kroger Co. (BI-LO) (6)	T	James Island, SC	08/01/01	1,700,000	1,701,730	(1,730)	12.1%	205,805	42,130	100%	1982
Firstar Bank Building	T	Burnsville, MN	08/17/01	1,300,000	1,322,196	(22,196)	9.7%	126,415	13,373	100%	1975
Springtown	L	Springtown, TX	08/29/01	121,200	273,415	(152,215)	—	—	1 acre	—	—
Land, adjacent to Maple Village	L	Ann Arbor, MI	09/05/01	100,000	2,848	97,152	—	—	.08 acre	—	—
First American Bank	T	Kingsport, TN	09/17/01	200,000	87,506	112,494	10.6%	21,155	5,532	65%	1970
Genoa Plaza	S	Genoa, OH	09/28/01	975,000	944,834	30,166	10.8%	105,587	16,500	93%	1987

Total				$12,373,450	$11,673,593	$699,857	—	$1,163,974	205,147

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

2001 Portfolio / Property Dispositions	page 15

	Property		Sale	Sale	Book	Gain /	Cap-		Units / GLA /	Percent	Year
	Type (1)	Location	Date	Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built

4Q 2001
Land, adjacent to Cedartown	L	Cedartown, GA	09/01/01	$30,000	$27,325	$2,675	—	—	.05 acre	—	—
Rogers Plaza	S	Ashburn, GA	10/04/01	1,525,000	903,399	621,601	8.5%	130,293	49,672	62%	1974
Rite Aid	T	Yuma, AZ	10/15/01	1,027,000	963,350	63,650	10.2%	104,653	25,834	100%	1980
Cedartown	S	Cedartown, GA	10/16/01	4,775,000	3,913,262	861,738	10.1%	482,141	107,220	100%	1989
River Run Centre	S	Coshocton, OH	10/16/01	3,245,000	3,449,972	(204,972)	11.8%	381,825	82,957	100%	1992
Land, adjacent to Picadilly Square	L	Louisville, KY	11/08/01	82,806	17,330	65,476	—	—	.11 acre	—	—
Lucky stores	T	Dubuque, IA	11/20/01	2,000,000	1,952,507	47,493	10.8%	215,836	35,015	100%	1982
Stillwater Office Bldg	M	Stillwater, MN	11/20/01	490,000	469,916	20,084	10.7%	52,525	9,095	100%	1985
Lucky stores	T	Springfield, IL	11/29/01	1,150,000	1,182,684	(32,684)	10.8%	123,835	30,000	100%	1982
Lucky stores	T	Sterling, IL	11/29/01	1,550,000	1,584,860	(34,860)	10.6%	164,721	40,265	100%	1980
Land, adjacent to Factory Outlet Village Osage Beach	L	Osage Beach, MO	12/07/01	1,487,000	1,242,471	244,529	—	—	27 acres	—	—
Kmart	T	Desoto, TX	12/12/01	2,410,000	2,629,401	(219,401)	10.4%	249,968	72,897	100%	1980
King City Square	S	Mount Vernon, IL	12/14/01	6,950,000	6,984,218	(34,218)	10.0%	693,385	94,428	95%	1994
Houston I	T	Houston, TX	12/20/01	82,500	355,384	(272,884)	—	(4,387)	1,675	0%	1991
The Omelette Shop	T	Houston, TX	12/20/01	82,500	283,433	(200,933)	—	(3,898)	1,675	0%	1991

Total				$26,886,806	$25,959,512	$927,294	—	$2,590,897	550,733

2001 Total Portfolio and Property Dispositions				$429,838,828	$426,358,495	$3,110,333	—	$40,433,767	1,136,369

(1)	A — Apartments, L — Land, M — Miscellaneous Property, O — Outparcel, S — Shopping Center, T — Single Tenant Property

(2)	Projected recurring property NOI as of closing date of sale.

(3)	As of closing date of sale.

(4)	Cap-rate is based on 2001 pro forma NOI after management fees and $250 per unit for reserves for replacements. The total gain on the sale is approximately $19 million. Approximately $1.5 million of the gain was recognized in the third quarter, with the balance included in book value and to be recognized as a function of the reduction of the Company’s exposure under the letter of credit, which should be no later than the third quarter of 2005.

(5)	Additional expenses associated with the sale of the property on October 17, 2000.

(6)	Sale of Kroger at below market price was in conjunction with BI-LO’s consent to remove a lease restriction at Congress Crossing in Athens, TN for the outparcel sale to Walgreens.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

2001 Redevelopment / Outparcel Development Activities	page 16

							Construction
					Adjusted					Expected	Expected
		Year	Year		GLA/	Percent	Expected	Expected	Percent	Total	Stabilized
	Location	Built	Acquired	Project Description	Units	Leased (1)	Start Date	Completion Date	Complete	Project Cost	Return on Cost

Redevelopment Activities
Arapahoe Crossings (2) (3)	Aurora, CO	1996	2001	Final phase of development	460,000	100%	Jun-96	Nov-02	93%	—	—
Eastgate Shopping Center	Louisville, KY	1987	1993	Expansion of Kroger by 17,548 sq. ft	154,513	98%	May-01	Mar-02	70%	$0	—
Hampton Square	Southampton, PA	1980	1998	Addition of a 37,268 sq. ft. McCaffrey's in existing space	62,933	99%	Jul-01	Apr-02	70%	1,200,000	27.3%
Southfield Shopping Center	Southfield, MI	1970	1998	Façade renovation	106,948	95%	Oct-01	Jan-02	80%	736,800	12.0%
Central Avenue Marketplace	Toledo, OH	1968	1990	Construction of a new 54,000 sq. ft. Farmer Jack	197,454	98%	Oct-01	Oct-02	10%	4,000,000	16.8%
Island Plaza	James Island, SC	1994	1997	Expansion of Food Lion by 9,000 sq. ft	171,935	95%	Oct-01	Nov-02	20%	1,120,000	13.5%
Bennetts Mills Plaza	Jackson, NJ	1988	1994	Expansion of Stop & Shop by 25,000 sq. ft. and façade renovation	132,020	100%	Dec-01	Nov-02	10%	620,000	12.0%
Fashion Corner (3)	Saginaw, MI	1986	1995	Phase II addition of Bed, Bath & Beyond and complete renovation of the shopping center	188,877	69%	Jan-02	Sep-02	0%	2,035,000	12.4%
Delhi (3)	Cincinnati, OH	1973	1996	Façade renovation	166,317	96%	Jan-02	Sep-02	0%	547,000	12.0%
Dover Park Plaza (3)	Yardville, NJ	1966	2000	Addition of a new 12,000 sq. ft. CVS and façade renovation	59,642	100%	Feb-02	Nov-02	0%	528,000	12.0%
Dillsburg Shopping Center	Dillsburg, PA	1994	1996	Construction of a new 55,000 sq. ft. Giant and 20,000 sq. ft. of retail shops	152,833	100%	Feb-02	Nov-02	0%	8,000,000	12.0%
Stein Mart Center	Poway, CA	1981	2001	Redevelopment of shopping center	—	69%	—	—	0%	—	—
Clearwater Mall (4)	Clearwater, FL	1973	1997	Redevelopment of enclosed regional mall	—	24%	—	—	0%	—	—
The Mall at 163rd Street	Miami, FL	1956	1998	Redevelopment of enclosed regional mall; contingent contract entered into with Wal-Mart	—	36%	—	—	0%	—	—

	Total									$18,786,800

Outparcel Development Activities
Greeneville Commons	Greeneville, TN	1990	1992	Construction of a 5,500 sq. ft. tenant space leased to Hibbett Sports	228,618	98%	Sep-01	Mar-02	70%	$548,000	14.0%
Completed 2001 Redevelopment / Outparcel Development Activities
Fruitland Plaza	Fruitland, MD	1973	1986	Conversion of a single tenant space into a shopping center anchored by a 40,000 sq. ft. Food Lion	104,095	58%	Apr-99	Jun-01	100%	$3,100,000	13.3%
Middletown Plaza	Middletown, NJ	1972	1975	Construction of a new 77,000 sq. ft. ShopRite and façade replacement	198,069	78%	Jun-00	Dec-01	100%	10,000,000	14.1%
Maple Village	Ann Arbor, MI	1965	1994	Construction of a 7,200 sq. ft. multiple tenant space on outparcel of which 5,000 sq. ft. is leased to Blockbuster and 2,200 sq. ft. is leased to Verizon	288,046	98%	Sep-00	Oct-01	100%	900,000	14.2%
Kinston Pointe	Kinston, NC	1991	1995	Sale of 3.7 acre pad for $775,385 to Wal-Mart Stores for store expansion, re-tenanting of 25,000 sq. ft	250,581	88%	Nov-00	Sep-01	100%	0	—
Delta Center	Lansing, MI	1985	1995	Construction of a new 54,000 sq. ft. Farmer Jack	186,246	99%	Dec-00	Nov-01	100%	4,450,000	16.0%
Fashion Corner	Saginaw, MI	1986	1995	Expansion of Best Buy by 9,000 sq. ft. and façade renovation	188,877	69%	Apr-01	Sep-01	100%	1,600,000	12.0%
Northside Plaza	Dalton, GA	1990	1995	Expansion of BI-LO by 12,000 sq. ft	73,932	99%	May-01	Dec-01	100%	364,000	24.5%
Lake Drive Plaza	Vinton, VA	1976	1998	Conversion of 12,000 sq. ft. to retail space and façade renovation	148,061	100%	Jun-01	Sep-01	100%	514,000	14.0%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

2001 Redevelopment / Outparcel Development Activities	page 17

							Construction
					Adjusted					Expected	Expected
		Year	Year		GLA/	Percent	Expected	Expected	Percent	Total	Stabilized
	Location	Built	Acquired	Project Description	Units	Leased (1)	Start Date	Completion Date	Complete	Project Cost	Return on Cost

Elmira Plaza	Elmira, NY	1976	1989	Conversion of a single tenant space into a shopping center anchored by a 34,000 sq. ft. Big Lots	50,803	89%	Jun-01	Nov-01	100%	1,000,000	13.5%
New Garden	Kennett Square, PA	1979	1997	Addition of a 43,000 sq. ft. Big Lots; enhanced façade and lighting	149,270	96%	Aug-01	Nov-01	100%	800,000	13.0%

	Total									$22,728,000

	TOTAL 2001 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES									$42,062,800

(1)	Includes all leases in force at December 31, 2001, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2)	Final phase of development is expected to cost $7.1 million during 2002.

(3)	Indicates project added during 4Q 2001.

(4)	Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan. Final redevelopment plan in formulation process.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Property Type Summary	page 18

					ABR		Quarterly NOI

						Percent of		Percent of
	# of		Percent	Leased		Company		Company
	Properties	GLA	Leased	GLA	Amount	ABR	Amount	NOI

Stabilized Properties
Community and Neighborhood Shopping Centers	201	30,010,060	91%	27,185,193	$202,839,966	75.4%	$45,894,751	76.0%
Factory Outlet Centers	6	1,845,754	87%	1,601,487	25,777,284	9.6%	6,424,835	10.6%
Single Tenant Properties	39	1,003,488	90%	903,632	5,957,473	2.2%	1,633,195	2.7%
Enclosed Malls / Specialty Retail Properties	3	1,393,943	77%	1,078,587	15,064,367	5.6%	2,655,788	4.4%
Miscellaneous Properties	7	135,078	97%	131,472	1,445,322	0.5%	141,131	0.2%

	256	34,388,323	90%	30,900,371	$251,084,410	93.4%	$56,749,700	94.0%

Redevelopment Properties
Community and Neighborhood Shopping Centers	12	1,789,314	92%	1,648,623	$15,300,481	5.7%	$3,294,791	5.5%
Enclosed Malls / Specialty Retail Properties	2	1,701,177	30%	508,602	2,531,362	0.9%	311,868	0.5%

	14	3,490,491	62%	2,157,225	$17,831,842	6.6%	$3,606,658	6.0%

TOTAL PORTFOLIO	270	37,878,814	87%	33,057,596	$268,916,253	100.0%	$60,356,358	100.0%

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1)

				ABR

		Percent of			Percent of
	Leased	Shopping Centers			Shopping Centers
	GLA	Leased GLA	Amount	Per Foot	ABR

Anchor Tenants	16,089,680	55.8%	$91,783,813	$5.70	42.1%
Non-anchor Tenants	12,744,136	44.2%	126,356,634	9.91	57.9%

	28,833,816	100.0%	$218,140,447	$7.57	100.0%

(1)  Anchor tenants are defined on a property by property basis.
The above does not purport to disclose all items required under GAAP.
The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Properties by State / Region	page 19

				Percent of
	Number of	Percent		Scheduled
State	Properties	Leased	GLA	ABR

Alabama	7	91%	760,014	1.6%
Arizona	11	85%	1,083,503	3.1%
Arkansas	1	100%	60,842	0.1%
California	17	91%	2,593,270	9.5%
Colorado	3	91%	778,069	3.4%
Delaware	2	77%	243,686	0.3%
Florida	19	70%	4,848,016	12.7%
Georgia	31	92%	2,920,628	6.6%
Illinois	7	93%	1,063,858	3.5%
Indiana	13	71%	886,530	1.5%
Iowa	3	81%	542,458	0.9%
Kentucky	9	88%	1,456,230	3.2%
Louisiana	2	90%	261,518	0.4%
Maryland	3	78%	383,031	0.9%
Michigan	13	93%	2,134,690	6.3%
Minnesota	1	94%	62,518	0.3%
Missouri	3	88%	722,577	3.7%
Nebraska	2	100%	9,671	0.1%
Nevada	3	97%	587,388	1.9%
New Jersey	9	94%	1,212,395	5.0%
New York	23	91%	3,273,569	7.4%
North Carolina	14	94%	1,752,044	3.7%
Ohio	19	85%	2,970,671	6.0%
Oklahoma	1	100%	45,510	0.1%
Pennsylvania	14	87%	2,039,529	5.2%
South Carolina	4	95%	338,422	1.0%
Tennessee	15	96%	1,867,002	4.5%
Texas	4	98%	424,739	1.4%
Utah	3	94%	600,602	1.4%
Virginia	11	88%	1,600,895	3.6%
West Virginia	3	83%	354,939	0.7%

	270	87%	37,878,814	100%

Region
East	92	90%	12,654,740	31.0%
Midwest	61	87%	8,392,973	22.3%
South	80	83%	11,188,269	27.4%
West	37	91%	5,642,832	19.4%

	270	87%	37,878,814	100%

The above does not purport to disclose all items required under GAAP.
The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Same Property NOI Analysis	page 20
(In thousands, except property statistics)

	Three Months Ended			Three Months Ended			Three Months Ended (2)			Three Months Ended (2)
			Percent			Percent			Percent			Percent
	12/31/01	12/31/00	Change	09/30/01	09/30/00	Change	06/30/01	06/30/00	Change	03/31/01	03/31/00	Change

Analysis Specific Property Statistics:
Number of properties included in analysis	243	243		258	258		266	266		272	272
Gross leasable area	32,368,248	32,367,797		32,990,965	32,916,693		33,292,530	33,095,037		34,055,602	34,042,000
Percent leased	91.0%	92.2%	-1.2%	91.4%	92.7%	-1.3%	91.1%	93.0%	-1.9%	90.6%	92.3%	-1.7%
Termination Fees: (1)	$49	$492		$261	$121		$248	$68		$89	$394
Property revenues	$79,973	$81,142	-1.4%	$77,962	$78,369	-0.5%	$78,459	$77,657	1.0%	$79,335	$78,047	1.7%
Property operating expenses	26,042	25,424	2.4%	21,519	22,435	-4.1%	21,645	21,326	1.5%	20,021	19,937	0.4%

SAME PROPERTY NOI (GAAP BASIS)	$53,931	$55,718	-3.2%	$56,443	$55,934	0.9%	$56,814	$56,331	0.9%	$59,314	$58,110	2.1%

Operating margin (GAAP basis)	67.4%	68.7%	-1.2%	72.4%	71.4%	1.0%	72.4%	72.5%	-0.1%	74.8%	74.5%	0.3%
Straight-line rent adjustment	859	532	61.5%	262	596	-56.0%	706	750	-5.9%	(102)	664	-115.4%

SAME PROPERTY NOI	$53,072	$55,186	-3.8%	$56,181	$55,338	1.5%	$56,108	$55,581	0.9%	$59,416	$57,446	3.4%

Operating margin	66.4%	68.0%	-1.6%	72.1%	70.6%	1.4%	71.5%	71.6%	-0.1%	74.9%	73.6%	1.3%

	Twelve Months Ended
			Percent
	12/31/01	12/31/00	Change

Analysis Specific Property Statistics:
Number of properties included in analysis	242	242
Gross leasable area	32,220,187	32,219,736
Percent leased	90.9%	92.2%	-1.3%
Termination Fees: (1)	$999	$1,073
Property revenues	$314,242	$314,275	0.0%
Property operating expenses	93,000	94,365	-1.4%

SAME PROPERTY NOI (GAAP BASIS)	$221,242	$219,910	0.6%

Operating margin (GAAP basis)	70.4%	70.0%	0.4%
Straight-line rent adjustment	1,687	2,632	-35.9%

SAME PROPERTY NOI	$219,555	$217,278	1.0%

Operating margin	69.9%	69.1%	0.7%

(1)	Excluded from Property revenues.

(2)	Does not reflect consolidation of ERT Development Corporation (ERT).

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Top Ten Tenants	page 21

				ABR as a
	Number of			Percentage of Total
Tenant	Leases	GLA	ABR	Portfolio ABR

1 Kmart Corporation	40	3,696,572	$16,757,946	6.2%
2 Wal-Mart Stores	26	2,907,714	12,290,302	4.6%
3 The Kroger Co. (1)	25	1,254,982	8,251,591	3.1%
4 Winn-Dixie Stores	17	781,836	4,977,053	1.9%
5 Ahold USA (2)	12	589,207	4,455,623	1.7%
6 The TJX Companies (3)	19	598,938	3,839,438	1.4%
7 Delhaize America (4)	16	490,997	3,221,585	1.2%
8 Publix Super Markets	8	423,388	2,500,903	0.9%
9 Albertson’s (5)	16	573,907	2,458,557	0.9%
10 J.C. Penney Company (6)	22	523,769	2,214,444	0.8%

	201	11,841,310	$60,967,444	22.7%

(1)  Includes City Market, Dillon, Food 4 Less, Fred Meyer, Fry’s, King Soopers, Kroger, Quality Food Centers, Ralphs and Smith’s.
(2)  Includes BI-LO, Bruno’s, Giant, Stop & Shop and Tops Market.
(3)  Includes T.J. Maxx and Marshalls.
(4)  Includes Food Lion, Hannaford Bros and Kash n’ Karry.
(5)  Includes Acme Markets, Albertson’s, Jewel, Osco Drug and Sav-on.
(6)  Includes JCPenney and Eckerd Drugstores.
The above does not purport to disclose all items required under GAAP.
The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

New Lease Summary	page 22
NEW LEASE SUMMARY

				Tenant
			Total New	Improvements	Leasing
	Number	GLA	ABR	Committed	Commissions

1Q 2001 (1)	67	257,236	$2,685,530	$531,431	$77,500
psf			10.44	2.07	0.30
2Q 2001 (1)	82	239,657	$2,613,908	$688,238	$136,584
psf			10.91	2.87	0.57
3Q 2001	98	374,210	$3,661,874	$2,307,253	$148,630
psf			9.79	6.17	0.40
4Q 2001	89	564,136	$3,602,379	$1,477,722	$341,206
psf			6.39	2.62	0.60

2001 Total	336	1,435,239	$12,563,691	$5,004,644	$703,920
			8.75	3.49	0.49

RENEWAL LEASE SUMMARY

			Total Former	Total New	Increase/(Decrease)
	Number	GLA	ABR	ABR	Total Dollar	Percent

1Q 2001 (1)	136	755,421	$5,747,616	$6,473,631	$726,015	12.6%
psf			7.61	8.57	0.96
2Q 2001 (1)	97	308,929	$2,541,635	$2,857,706	$316,071	12.4%
psf			8.23	9.25	1.02
3Q 2001	92	348,961	$3,207,379	$3,367,996	$160,617	5.0%
psf			9.19	9.65	0.46
4Q 2001	75	300,437	$2,802,192	$2,879,264	$77,072	2.8%
psf			9.33	9.58	0.26

2001 Total	400	1,713,748	$14,298,822	$15,578,597	$1,279,775	9.0%
			8.34	9.09	0.75

(1)  Does not reflect consolidation of ERT Development Corporation (ERT).
Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.
Data includes all leases in force at December 31, 2001, September 30, 2001, June 30, 2001 and March 31, 2001, including those that are fully executed, but not yet open.
The above does not purport to disclose all items required under GAAP.
The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Lease Expiration Schedule	page 23

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR

2002	1064	3,735,045	11.30%	$8.63	11.98%
2003	696	3,428,458	10.37%	8.36	10.66%
2004	628	2,628,559	7.95%	10.01	9.78%
2005	421	3,366,442	10.18%	7.39	9.25%
2006	459	3,023,679	9.15%	8.60	9.67%
2007	186	1,744,794	5.28%	8.65	5.61%
2008	101	1,116,027	3.38%	8.70	3.61%
2009	83	1,689,346	5.11%	7.09	4.45%
2010	92	2,049,075	6.20%	6.84	5.21%
2011	82	1,635,788	4.95%	7.98	4.85%
2012+	234	8,640,383	26.14%	7.76	24.92%

	4,046	33,057,596	100.0%	$8.13	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.
The above does not purport to disclose all items required under GAAP.
The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Property Portfolio	page 24

			Year	Date		Percent
Property Name	City	State	Built	Acquired	GLA	Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

Stabilized Properties

Community and Neighborhood Shopping Centers

1 Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$379,423	Winn-Dixie Stores
2 Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	920,535	Wal-Mart
3 Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	70%	997,345	Wal-Mart
4 Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,420,734	Wal-Mart
5 Glendale Galleria	Glendale	AZ	1991	08/01/97	119,465	98%	1,250,748	Food 4 Less, Osco Drugs
6 Kmart Plaza	Mesa	AZ	1970	12/28/90	182,933	89%	595,343	Kmart
7 Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	86%	592,845	Food City
8 Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	42%	402,696	—
9 Metro Marketplace	Phoenix	AZ	1988	06/21/91	252,575	79%	1,980,113	Office Max, Toys R' Us
10 Northmall Centre	Tucson	AZ	1996	12/31/96	168,719	90%	1,357,172	Comp USA, JC Penney, Stein Mart
11 Bakersfield Plaza	Bakersfield	CA	1970	06/20/97	213,166	81%	1,658,429	—	Mervyn's
12 Sony/Kinko	Burbank	CA	1988	05/01/89	14,176	100%	404,363	Kinko's, Sony Electronics
13 Carmen Plaza	Camarillo	CA	1971	06/20/97	129,255	92%	1,117,937	—	Miller's Outpost
14 Coachella Plaza	Coachella	CA	1991	06/20/97	11,184	100%	183,616	—	Vons
15 Cudahy Plaza	Cudahy	CA	1968	06/20/97	138,431	100%	667,793	Kmart
16 Arbor Faire	Fresno	CA	1993	04/09/97	199,986	92%	1,833,242	Home Depot, PetsMart, Smart & Final	Mervyn's
17 Broadway Faire	Fresno	CA	1995	04/09/97	60,383	96%	1,011,108	United Artists
18 Briggsmore Plaza	Modesto	CA	1974	06/20/97	98,945	99%	673,592	Grocery Outlet
19 Montebello Plaza	Montebello	CA	1974	06/20/97	288,290	95%	2,401,656	Albertson's, Circuit City
20 Paradise Plaza	Paradise	CA	1979	06/20/97	198,562	98%	673,275	Albertson's, Kmart
21 Metro 580	Pleasanton	CA	1996	09/15/97	174,584	100%	2,540,137	Borders, Linens N Things
22 Rose Pavilion	Pleasanton	CA	1987	02/27/98	292,848	79%	3,677,749	Levitz Furniture, Macy's Home Store
23 San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%	1,672,992	T.J. Maxx	Payless Drugs, Ralph's
24 Bristol Plaza	Santa Ana	CA	1972	06/20/97	112,379	98%	1,106,500	—
25 Vail Ranch Center	Temecula	CA	1997	12/31/97	99,205	100%	1,041,390	Stater Bros.
26 Westminster City Center	Westminster	CO	1996	12/16/97	339,601	84%	3,769,234	Babies R Us, Circuit City
27 Rodney Village	Dover	DE	1959	01/01/69	213,686	74%	722,299	Farm Fresh
28 Brooksville Square	Brooksville	FL	1987	03/28/94, 06/17/97	191,207	93%	1,211,470	Kmart, Publix
29 Northgate S.C	DeLand	FL	1993	06/30/93	186,396	100%	1,280,451	Kmart, Publix
30 Regency Park	Jacksonville	FL	1985	06/16/97	329,398	92%	2,480,562	Babies R Us, Marshalls, Rhodes Furniture
31 Eastgate S.C	Lake Wales	FL	1994	05/20/94	102,161	100%	599,203	Kmart	Winn-Dixie Stores
32 Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	94%	693,651	Publix
33 Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,280,642	Kmart, Winn-Dixie Stores
34 Freedom Square	Naples	FL	1995	10/06/97	211,839	99%	1,683,732	Kmart, Publix
35 Southgate	New Port Richey	FL	1966	08/27/97	262,911	76%	790,997	Publix
36 Presidential Plaza	North Lauderdale	FL	1977	04/18/97	88,304	91%	619,496	Winn-Dixie Stores
37 Colonial Marketplace	Orlando	FL	1986	04/01/98	128,823	99%	995,184	Office Max, Service Merchandise	Target
38 23rd Street Station	Panama City	FL	1986	07/01/98	98,827	100%	997,695	Publix
39 Riverwood	Port Orange	FL	1990	09/05/97	93,506	100%	481,769	Winn-Dixie Stores
40 Seminole Plaza	Seminole	FL	1964	06/11/98	144,011	96%	739,788	Burlington Coat
41 Rutland Plaza	St. Petersburg	FL	1964	11/01/96	149,812	91%	974,595	Winn-Dixie Stores
42 Albany Plaza	Albany	GA	1968	05/12/94	114,169	82%	576,578	Food Lion
43 Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	346,953	—
44 Eastgate Plaza	Americus	GA	1980	07/11/90	44,365	100%	141,153	Beall's Outlet
45 Perlis Plaza	Americus	GA	1972	07/11/90	165,615	96%	891,822	Belk's, Bruno's
46 Sweetwater Village	Austell	GA	1985	10/27/94	66,197	98%	463,400	Winn-Dixie Stores
47 Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	100%	566,522	The Kroger Co.
48 Cordele Square	Cordele	GA	1968	07/11/90	128,927	95%	567,024	Belk's, Harvey Foods
49 Southgate Plaza	Cordele	GA	1969	07/11/90	39,292	51%	60,097	Fred's Dollar Store
50 Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	93%	731,917	Wal-Mart

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Property Portfolio	page 25

			Year	Date		Percent
Property Name	City	State	Built	Acquired	GLA	Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

51 Habersham Village	Cornelia	GA	1985	05/06/92	147,182	97%	712,874	Kmart, Winn-Dixie Stores
52 Covington Gallery	Covington	GA	1991	12/30/93	174,857	94%	1,051,229	Ingles, Kmart
53 Market Central	Dalton	GA	1994	03/31/97	34,000	95%	367,087	—	Wal-Mart
54 Northside Plaza	Dalton	GA	1990	10/11/95	73,932	99%	531,323	BI-LO
55 Midway Village	Douglasville	GA	1989	05/01/97	73,328	96%	499,246	Winn-Dixie Stores
56 Westgate	Dublin	GA	1974	07/11/90	184,006	85%	701,239	Bruno's, Big Lots
57 Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,199	80%	355,005	Marshalls
58 New Chastain Corners	Marietta	GA	1990	07/17/97	108,380	96%	1,072,440	The Kroger Co.
59 Pavilions at Eastlake	Marietta	GA	1986	03/01/99	159,088	91%	1,523,308	The Kroger Co.
60 Village at Southlake	Morrow	GA	1983	04/13/98	53,384	98%	449,088	Marshalls
61 Perry Marketplace	Perry	GA	1992	12/30/92	179,973	100%	1,233,979	Kmart, The Kroger Co.
62 Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	577,261	Winn-Dixie Stores
63 Shops of Riverdale	Riverdale	GA	1995	02/15/96	34,255	80%	287,252	—	Wal-Mart
64 Eisenhower Square	Savannah	GA	1985	07/16/97	125,120	98%	822,458	Food Lion
65 Victory Square	Savannah	GA	1986	07/02/92	168,514	67%	841,832	Food Lion, Scotty's
66 Wisteria Village Shopping Center	Snellville	GA	1985	10/11/95	164,646	96%	1,039,909	Kmart
67 University Commons	Statesboro	GA	1994	07/24/96	59,814	99%	539,489	—
68 Tift-Town	Tifton	GA	1965	07/11/90	58,818	79%	183,698	Beall's Outlet
69 Westgate	Tifton	GA	1980	07/11/90	16,307	100%	136,308	—
70 Haymarket Mall	Des Moines	IA	1979	05/12/95	235,615	97%	1,073,361	Burlington Coat Factory, Hobby Lobby
71 Haymarket Square	Des Moines	IA	1979	05/12/95	266,525	65%	1,117,613	Dahl's Foods
72 Southfield Plaza	Bridgeview	IL	1958	12/03/96	199,947	91%	1,741,574	Dominicks Foods, Hobby Lobby, Walgreens
73 Westridge Court	Naperville	IL	1990	07/18/97	446,183	97%	5,218,354	Cub Foods, Linen N Things, Old Navy, Spiegel
74 Tinley Park Plaza	Tinley Park	IL	1973	09/20/95	283,470	96%	1,827,417	Walts Finer Foods
75 Columbus Center	Columbus	IN	1964	12/01/88	270,227	41%	916,120	Office Max
76 Jasper Manor	Jasper	IN	1990	02/18/92	194,120	80%	784,843	Kmart
77 Valley View Plaza	Marion	IN	1989	03/28/94	29,974	100%	302,881	—	Wal-Mart
78 Town Fair	Princeton	IN	1991	02/09/93	113,940	100%	580,149	Kmart
79 Wabash Crossing	Wabash	IN	1988	12/16/93	166,993	100%	973,713	Kmart, Supervalu
80 Woodland Plaza	Warsaw	IN	1989	03/28/94	31,008	100%	283,404	—	Wal-Mart
81 Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	99%	997,128	Goody's Family Clothing, Kroger
82 Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	98%	777,450	Kmart
83 Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	752,749	Food Lion, Kmart
84 J*Town Center	Jeffersontown	KY	1959	10/21/88	186,855	28%	413,677	—
85 Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	95%	1,547,522	Wal-Mart
86 London Marketplace	London	KY	1994	03/17/94	169,032	100%	1,062,099	Kmart, The Kroger Co.
87 Picadilly Square	Louisville	KY	1973	04/25/89	96,370	80%	317,722	—
88 Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	100%	1,251,469	Kmart, The Kroger Co.
89 Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	88%	946,765	Big Lots
90 Fruitland Plaza	Fruitland	MD	1973	05/14/86	104,095	58%	475,250	Food Lion
91 Liberty Plaza	Randallstown	MD	1962	05/12/95	215,575	83%	1,463,911	—
92 Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,361	94%	574,480	Martin's
93 Maple Village	Ann Arbor	MI	1965	10/14/94	288,046	98%	1,503,494	Kmart
94 Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	93%	618,268	Farmer Jack
95 Delta Center	Lansing	MI	1985	12/12/95	186,246	99%	1,884,115	Farmer Jack, T.J. Maxx, Toys R Us
96 Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,219	96%	4,503,490	Farmer Jack, Kohl's	Target
97 Hall Road Crossing	Shelby Township	MI	1985	12/12/95	175,763	93%	1,661,450	Old Navy, T.J. Maxx
98 Delco Plaza	Sterling Heights	MI	1973	11/14/96	154,853	100%	782,874	Babies R Us, Bed, Bath & Beyond
99 Westland Crossing	Westland	MI	1986	11/16/99	141,738	70%	1,126,576	Michaels	Toys R' Us
100 Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	98%	1,252,621	Busch Grocery, Wal-Mart
101 Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	136,103	97%	949,651	—
102 Stanly County Plaza	Albermarle	NC	1988	03/28/94	63,637	95%	412,418	Ingles	Wal-Mart
103 Village Marketplace	Asheboro	NC	1988	04/13/95	87,870	81%	573,365	Harris Teeter	Wal-Mart

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Property Portfolio	page 26

			Year	Date		Percent
Property Name	City	State	Built	Acquired	GLA	Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

104 Foothills Market	Jonesville	NC	1988	06/05/95	49,630	92%	272,671	Food Lion
105 Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	100%	362,300	Food Lion	Wal-Mart
106 Kinston Pointe	Kinston	NC	1991	07/05/95	250,581	88%	662,189	Wal-Mart
107 Granville Corners	Oxford	NC	1991	02/21/96	138,352	98%	975,404	Lowe's Food, Wal-Mart
108 Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	98%	632,358	Wal-Mart
109 Siler Crossing	Siler City	NC	1988	06/05/95	132,640	96%	739,800	Belk-Yates
110 Crossroads Center	Statesville	NC	1991	02/27/96	340,190	99%	2,051,669	Wal-Mart
111 Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	98%	640,101	Lowe's Food
112 Anson Station	Wadesboro	NC	1988	08/23/95	132,353	96%	725,629	Food Lion, Wal-Mart
113 Roanoke Landing	Williamston	NC	1991	01/02/96	156,562	100%	1,022,721	Wal-Mart, Winn-Dixie Stores	Belk's
114 Wilson Shopping Center	Wilson	NC	1973	05/14/86	104,982	76%	39,678	Wilson Flea Market
115 Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	921,508	Michaels, Office Max
116 Laurel Square	Brick	NJ	1973	07/13/92	246,235	100%	1,890,576	Kmart, Pathmark
117 Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	813,819	Kmart
118 Middletown Plaza	Middletown	NJ	1972	01/01/75	198,069	78%	2,118,738	ShopRite
119 Tinton Falls Plaza	Tinton Falls	NJ	1953	01/30/98	100,582	92%	859,485	Burlington Coat Factory	Great A&P Tea Company
120 Galleria Commons	Henderson	NV	1998	06/09/98	276,460	99%	2,554,191	Babies R Us, Comp USA, House 2 Home, Stein Mart, T.J. Maxx
121 Renaissance Center East	Las Vegas	NV	1981	10/17/96	145,578	94%	1,640,229	Albertson's
122 Kietzke Center	Reno	NV	1974	06/20/97	165,350	97%	1,000,309	Mervyn's
123 University Mall	Canton	NY	1967	01/01/76	78,740	75%	234,974	Ames Department Stores
124 Cortlandville	Cortland	NY	1984	08/04/87	100,300	95%	240,419	Ames Department Stores
125 Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	588,975	Kmart, Office Max
126 D & F Plaza	Dunkirk	NY	1967	01/01/86	190,518	84%	817,248	Quality Markets
127 Elmira Plaza	Elmira	NY	1976	02/13/89	50,803	89%	135,728	Big Lots
128 Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,444,442	Wal-Mart, Wegmans
129 Pyramid Mall	Geneva	NY	1973	08/03/93	239,500	97%	1,236,339	Kmart, Tops Market, Big Lots
130 McKinley Plaza	Hamburg	NY	1991	06/14/92	92,795	93%	834,865	Kids R Us, T.J. Maxx
131 Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%	1,758,152	Wal-Mart, Wegmans
132 Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	98%	1,127,938	Penn Traffic
133 Shops at Seneca Mall	Liverpool	NY	1971	08/03/93	237,203	82%	1,145,770	Kmart, Price Chopper
134 Transit Road Plaza	Lockport	NY	1971	08/03/93	138,120	100%	361,208	Kmart
135 Wallkill Plaza	Middletown	NY	1986	12/12/95	203,234	95%	1,672,865	ShopRite
136 Monroe ShopRite Plaza	Monroe	NY	1972	08/01/97	122,394	96%	1,233,737	ShopRite
137 Rockland Plaza	Nanuet	NY	1963	01/01/83	247,957	99%	4,271,767	Barnes & Noble, Marshalls, Tower Records
138 South Plaza	Norwich	NY	1967	04/01/83	143,665	78%	321,650	Ames Department Stores
139 Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	97%	208,280	Ames Department Stores
140 Oswego Plaza	Oswego	NY	1966	01/01/77	128,087	97%	572,159	JC Penney
141 Mohawk Acres	Rome	NY	1965	01/20/84, 02/01/84	182,183	75%	491,133	—
142 Price Chopper Plaza	Rome	NY	1988	08/03/93	78,401	80%	394,930	Price Chopper
143 Westgate Manor	Rome	NY	1961	01/01/86	65,813	93%	355,925	Rome Cinemas
144 Northland	Watertown	NY	1962	01/01/73	122,666	77%	498,761	Ames Department Store
145 Ashland Square	Ashland	OH	1990	10/06/93	163,168	100%	947,774	Foodtown, Wal-Mart
146 Harbor Plaza	Ashtabula	OH	1988	02/20/91	51,794	75%	284,978	Jubilee Foods
147 Belpre Plaza	Belpre	OH	1969	06/08/88	88,426	23%	140,391	—
148 Southwood Plaza	Bowling Green	OH	1961	05/16/90	81,959	82%	332,484	—
149 Brentwood Plaza	Cincinnati	OH	1957	05/04/94	232,567	83%	1,132,956	—
150 Western Village	Cincinnati	OH	1960	05/04/94	138,526	93%	555,100	T.J. Maxx
151 Crown Point	Columbus	OH	1980	07/23/98	147,427	84%	1,055,399	The Kroger Co.
152 Greentree Shopping Center	Columbus	OH	1974	07/23/98	128,501	83%	966,706	The Kroger Co.
153 South Towne Centre	Dayton	OH	1972	03/27/92	308,700	98%	2,363,352	Burlington Coat Factory, Kmart
154 Heritage Square	Dover	OH	1959	08/31/93	231,735	63%	842,543	Bag N Save Foods
155 Midway Crossing	Elyria	OH	1986	12/11/95	138,265	82%	944,544	T.J. Maxx	Kids R Us, Toys R Us
156 Fairfield Center	Fairfield	OH	1978	05/01/90	74,095	96%	396,453	The Kroger Co.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Property Portfolio	page 27

			Year	Date		Percent
Property Name	City	State	Built	Acquired	GLA	Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

157 Silver Bridge Plaza	Gallipolis	OH	1972	12/28/86	145,481	80%	496,510	Quality Farm & Fleet
158 Parkway Plaza	Maumee	OH	1955	09/06/89	140,021	59%	365,545	Foodtown
159 New Boston	New Boston	OH	1991	02/17/93	238,711	96%	1,389,782	Festival Foods, Wal-Mart
160 Market Place	Piqua	OH	1972	11/20/91	169,311	81%	605,467	Foodtown
161 Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	100%	1,740,643	Gregg Appliances, Michaels, Old Navy
162 Bethel Park	Bethel Park	PA	1965	05/14/97	224,069	100%	1,388,458	Ames Department Store, Giant Eagle
163 Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,372,192	Kmart, Weis Markets
164 Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	87%	339,677	—	Builders Square, Toys R Us, Wal-Mart
165 New Garden	Kennett Square	PA	1979	06/20/97	149,270	96%	630,031	Acme Markets
166 Stone Mill Plaza	Lancaster	PA	1988	01/06/94	94,493	93%	846,985	Giant Food Stores
167 Crossroads Plaza	Mt. Pleasant	PA	1975	11/10/88	105,783	95%	402,288	Quality Farm & Fleet
168 Ivyridge	Philadelphia	PA	1963	08/02/95	112,278	72%	877,274	Super Fresh
169 Roosevelt Mall	Philadelphia	PA	1964	01/01/64, 04/01/74	555,821	96%	5,689,615	Strawbridges
170 Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	94%	496,634	Fox Markets	Kmart
171 Circle Center	Hilton Head	SC	1992	03/24/94	65,313	97%	655,095	BI-LO
172 Palmetto Crossroads	Hilton Head	SC	1990	10/18/95	40,916	92%	285,928	Food Lion
173 Remount Village	North Charleston	SC	1996	11/13/96	60,238	97%	556,471	BI-LO
174 Congress Crossing	Athens	TN	1990	11/10/88	172,305	98%	1,134,183	BI-LO, Kmart
175 St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	662,938	Winn-Dixie Stores
176 Saddletree Village	Columbia	TN	1990	06/15/98	45,800	100%	316,765	Food Lion
177 West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	76%	517,260	Winn-Dixie Stores
178 Greeneville Commons	Greeneville	TN	1990	03/10/92	223,118	98%	1,428,083	Kmart, Proffitt's
179 Hazel Path	Hendersonville	TN	1989	11/27/95	67,967	92%	466,921	Food Lion	Wal-Mart
180 Kimball Crossing	Kimball	TN	1987	11/27/95	280,477	98%	1,738,482	Wal-Mart
181 Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	97%	1,042,636	Food Lion, Wal-Mart
182 Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	352,541	Food Lion	The Crystal Company
183 Georgetown Square	Murfreesboro	TN	1986	09/29/93	104,117	88%	840,493	The Kroger Co.
184 Apison Crossing	Ooltewah	TN	1997	07/29/97	79,054	82%	555,060	Winn-Dixie Stores
185 Madison Street Station	Shelbyville	TN	1985	10/11/95	56,766	100%	374,986	BI-LO
186 Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	100%	1,239,246	Wal-Mart
187 Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	99%	1,195,706	Peebles, Wal-Mart
188 Bardin Place Center	Arlington	TX	1993	10/06/97	303,900	97%	2,831,425	Oshmann's, Kmart	Hobby Lobby
189 Irving West	Irving	TX	1987	09/14/93	70,056	96%	596,826	Winn-Dixie Stores
190 Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	97%	1,392,202	Ukrops Supermarket	Kohl's
191 Victorian Square	Midlothian	VA	1991	03/24/94	271,215	92%	1,705,837	Hannaford Bros, Kmart
192 VA-KY Regional S.C.	Norton	VA	1989	12/30/92	193,238	100%	1,236,331	Ingles, Wal-Mart
193 Cave Spring Corners	Roanoke	VA	1969	06/05/97	171,125	93%	667,443	Ames Department Store, The Kroger Co.
194 Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	98%	925,133	Wal-Mart
195 Lakeside Plaza	Salem	VA	1989	04/15/99	82,036	98%	740,765	The Kroger Co.
196 Fredricksburg	Spotsylvania	VA	1970	05/14/86	83,374	19%	69,600	—
197 Lake Drive Plaza	Vinton	VA	1976	02/12/98	148,061	100%	1,008,589	The Kroger Co.
198 Ridgeview Centre	Wise	VA	1990	07/02/92	176,690	98%	1,137,458	Food City, Kmart	Belk's
199 Moundsville Plaza	Moundsville	WV	1961	12/27/88	174,664	88%	963,226	The Kroger Co.
200 Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	53%	388,323	Office Depot
201 Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	96%	519,630	Kmart

				TOTAL	30,010,060	91%	$202,839,966

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Property Portfolio	page 28

			Year	Date		Percent
Property Name	City	State	Built	Acquired	GLA	Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

Factory Outlet Centers
1 Factory Merchants Barstow	Barstow	CA	1989	11/01/93	330,310	84%	$4,487,351	Esprit, Gap, Polo, Timberland
2 St. Augustine Outlet Center	St. Augustine	FL	1990	03/01/92	329,374	93%	4,911,999	Calvin Klein, Gap, Mikasa, Reebok, Westpoint Stevens
3 Factory Merchants Branson	Branson	MO	1988	11/01/93	317,494	77%	3,303,240	Dress Barn, Lenox, Westpoint Stevens
4 Factory Outlet Village Osage Beach	Osage Beach	MO	1986	01/29/93	400,429	96%	6,682,194	Gap, Mikasa, Polo, Tommy Hilfiger
5 Jackson Outlet Village (2)	Jackson	NJ	1997	04/30/97	292,569	99%	5,716,426	Brooks Brothers, Gap, Mikasa, Nike, Reebok
6 Factory Merchants Ft. Chiswell	Max Meadows	VA	1989	11/01/93	175,578	56%	676,074	Polo, Reebok

				TOTAL	1,845,754	87%	$25,777,284

Single Tenant Properties
1 The Kroger Co.	Muscle Shoals	AL	1982	08/10/93	42,130	100%	$252,780
2 The Kroger Co.	Muscle Shoals	AL	1982	08/10/93	10,069	100%	60,414
3 The Kroger Co.	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391	Bruno's
4 Kmart	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,232
5 Lucky stores	Mesa	AZ	1982	08/10/93	29,827	100%	126,438	ABCO
6 24 Hour Fitness	Phoenix	AZ	1994	05/06/94	44,374	100%	741,189
7 Lucky stores	Phoenix	AZ	1982	01/19/94	28,217	100%	154,620	ABCO
8 24 Hour Fitness	Scottsdale	AZ	1994	08/19/94	44,374	100%	749,773
9 Pueblo I	Pueblo	CO	1977	08/10/93	12,556	0%	—
10 Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	70,000
11 Gold’s Gym	Brandon	FL	1982	08/10/93	36,750	100%	202,582
12 Albany I	Albany	GA	1981	08/10/93	73,000	100%	150,380
13 Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
14 The Kroger Co.	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
15 Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
16 Decatur I	Decatur	IL	1983	08/10/93	29,000	0%	—
17 The Kroger Co.	Ottawa	IL	1982	08/10/93	44,088	100%	278,866
18 Lucky stores	Peoria	IL	1983	08/10/93	30,000	100%	208,133
19 The Kroger Co.	Waterloo	IL	1982	08/10/93	31,170	100%	207,135	Schnuck Markets
20 Helping Hands	Fort Wayne	IN	1976	12/31/92	4,584	100%	49,694
21 Hobart I	Hobart	IN	1983	08/10/93	29,300	0%	—
22 Kindercare	Indianapolis	IN	1976	12/31/92	4,268	100%	38,000
23 Kindercare	Indianapolis	IN	1976	12/31/92	4,452	100%	24,555
24 Kindercare	Indianapolis	IN	1976	12/31/92	4,212	100%	38,000
25 Kindercare	Indianapolis	IN	1976	12/31/92	4,452	100%	38,000
26 Michigan City I	Michigan City	IN	1983	08/10/93	29,000	0%	—
27 Brookshire Grocery	West Monroe	LA	1981	08/10/93	41,293	100%	228,671
28 Mountain Jacks	Dearborne Hts	MI	1988	12/31/92	9,914	100%	169,000
29 Kindercare	Kalamazoo	MI	1990	02/06/91	6,260	100%	77,999
30 High Ridge I	High Ridge	MO	1980	12/31/92	4,654	100%	28,800
31 Northern Automotive	Grand Island	NE	1988	12/31/92	5,671	100%	79,140
32 Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%	56,658
33 Safeway	Muskogee	OK	1981	08/10/93	45,510	100%	280,344	Homeland
34 The Kroger Co.	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
35 Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
36 Winn-Dixie Stores	Chattanooga	TN	1995	03/31/97	43,848	100%	237,413
37 The Kroger Co.	Missouri City	TX	1982	08/10/93	44,183	100%	176,732
38 El Chico	Temple	TX	1995	12/19/95	6,600	100%	57,500
39 Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755

				TOTAL	1,003,488	90%	$5,957,473

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Property Portfolio	page 29

			Year	Date		Percent
Property Name	City	State	Built	Acquired	GLA	Leased (1)	ABR	Anchor Tenant	Anchor Tenant Not Owned

Enclosed Malls / Specialty Retail Properties
1 Pointe*Orlando	Orlando	FL	1997	11/30/99	457,119	79%	$10,721,950	Disney, FAO Schwarz, Foot Locker, Muvico, XS
2 Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	45%	498,513	Ames
3 Valley Fair Mall	West Valley City	UT	1970	12/31/96	600,602	94%	3,843,904	JC Penney, Meier & Frank, Mervyn's

				TOTAL	1,393,943	77%	$15,064,367

Miscellaneous Properties
1 Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%	$293,808
2 Unity Professional Bldg	Fridley	MN	1991	05/30/96	62,518	94%	885,175
3 Institute for Defense Analyses	Princeton	NJ	1982	05/31/74	51,000	100%	266,338
4 Roxbury Township	Roxbury	NJ	—	12/31/97	LAND	—	—
5 North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
6 Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
7 Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—

				TOTAL	135,078	97%	$1,445,322

TOTAL STABILIZED PORTFOLIO					34,388,323	90%	$251,084,410

Redevelopment Properties
Community and Neighborhood Shopping Centers
1 Stein Mart Center	Poway	CA	1981	01/11/01	112,405	69%	$460,511	Motorsports Warehouse, Stein Mart
2 Arapahoe Crossings (3)	Aurora	CO	1996	10/10/01	425,912	100%	5,423,735	Borders, King Soopers, Kohl's, Mann Theatre, Marshalls,
								Office Max, Old Navy, Ross, Ulta Cosmetics
3 Eastgate Shopping Center	Louisville	KY	1987	11/10/93	152,855	98%	1,386,707	The Kroger Co.
4 Fashion Corner	Saginaw	MI	1986	12/12/95	188,877	69%	1,362,419	Best Buy, Kids R Us
5 Southfield Shopping Center	Southfield	MI	1970	02/12/98	106,948	95%	1,034,705	Farmer Jack	Burlington Coats, F&M, Marshalls
6 Bennetts Mills Plaza	Jackson	NJ	1988	09/01/94	115,238	100%	1,134,348	Stop & Shop
7 Dover Park Plaza	Yardville	NJ	1966	01/28/00	59,642	100%	530,167	—
8 Delhi	Cincinnati	OH	1973	05/22/96	166,317	96%	1,406,317	The Kroger Co.
9 Central Avenue Marketplace	Toledo	OH	1968	08/14/90	157,383	98%	157,529	—
10 Dillsburg Shopping Center	Dillsburg	PA	1994	10/16/96	68,849	100%	633,746	Giant Food Stores
11 Hampton Square	Southampton	PA	1980	12/29/98	62,933	99%	634,870	—
12 Island Plaza	James Island	SC	1994	10/06/97	171,955	95%	1,135,427	Food Lion, Kmart

				TOTAL	1,789,314	92%	$15,300,481

Enclosed Malls / Specialty Retail Properties
1 Clearwater Mall (4)	Clearwater	FL	1973	12/02/97	837,417	24%	$877,740	—
2 The Mall at 163rd Street	Miami	FL	1956	12/31/98	863,760	36%	1,653,622	Marshalls	Home Depot

				TOTAL	1,701,177	30%	$2,531,362

TOTAL REDEVELOPMENT PROPERTIES					3,490,491	62%	$17,831,842

TOTAL PORTFOLIO					37,878,814	87%	$268,916,253

(1)	Includes all leases in force at December 31, 2001, including those that are fully executed, but not yet open.

(2)	Formerly Six Flags Factory Outlets.

(3)	In final phase of development.

(4)	Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Summary of Joint Venture Projects / Notes Receivable	page 30

	Festival Pavilions (1) (2)	Vail Ranch II (1)	Superior Towne Center — Phase 1 (1)	Superior Towne Center — Phase 2 (1)

Location	Escondido, CA	Temecula, CA	Superior, CO	Superior, CO
Project Description	Land held for retail development	Community shopping center	Community shopping center	Community shopping center
Approximate GLA or Area	34 acres	109,200	191,000 and 3.2 acres	107,000 and 3.4 acres
Percent Leased	—	74%	59%	0%
Percent Built	—	73%	60%	0%
Anchor Tenants Development	—	Powerhouse Gym, Stein Mart	Costco (NAP), Michaels, Office Max, PetsMart, Target—(NAP), T.J. Maxx
Start Date	—	Aug-98	Sep-97	Sep-97
Expected Completion Date	—	Jun-02	Dec-02	Jun-03
Percent Complete	—	88%	86%	50%
Project Cost to Date	$1,205,000	$11,525,000	$36,197,000	$10,461,000
Expected Total Project Cost	—	$13,040,000	$42,265,000	$20,870,000
Project Bank Debt Outstanding	—	$8,407,000	$9,748,000	$0
Borrower / JV Partner	The Festival Companies	Land Grant Development	The Ellman Companies	The Ellman Companies
Economic Structure	Note receivable	Equity investment with 12% preferred return	Note receivable with 50% profit participation	Note receivable with 50% profit participation.
		Phase I is owned by the Company	Additional collateral of up to $14.2 million	Additional collateral of up to $6.3 million in
			in governmental subsidy	governmental subsidy
Percent Ownership	0%	50%	0%	0%
Investment
Direct Equity	—	$1,152,000	—	—
Notes Receivable	$765,000	—	$15,480,000	$10,461,000
Interest Rate on Notes Receivable	12% (3)	—	12%	12%
Maturity Date	Dec-01	—	Sep-04	Sep-04

	The Centre at Preston Ridge — Phase 1 (1)	The Centre at Preston Ridge — Phase 2 (1)	Atrium Media Tower (1)	Atrium on the Bay (1)

Location	Frisco, TX	Frisco, TX	Toronto, Canada	Toronto, Canada
Project Description	Community shopping center	Land to be sold for retail development	Advertising tower	Mixed—use office and retail commercial property
Approximate GLA or Area	730,800 and 29.1 acres	37.15 acres	—	1,050,000
Percent Leased	89%	—	—	91%
Percent Built	100%	—	—	100%
Anchor Tenants	Best Buy, DSW Shoe Warehouse, Linens N Things,	—	—	CIBC
	Marshalls, MJ Design, Old Navy, PetsMart,
	Ross, Staples, Stein Mart, Target (NAP), Ulta 3
Development
Start Date	Sep-97	Jan-99	Dec-98	Acquired in March 1996
Expected Completion Date	Dec-01	Dec-02	Oct-99	—
Percent Complete	94% (4)	—	100%	100%
Project Cost to Date	$102,050,000	$15,922,000	$8,100,000	$55,560,000 (5)
Expected Total Project Cost	$108,179,000	—	$8,100,000	$55,560,000 (5)
Project Bank Debt Outstanding	$70,000,000	$15,922,000	$1,600,000	$52,523,000 (5)
Borrower / JV Partner	George Allen / Milton Schaffer	George Allen / Milton Schaffer	Gary Sabin Investor Group	The Ellman Companies
Economic Structure	Equity investment with 10% preferred return	Equity investment with 10% preferred return	Note receivable	Note receivable
		The Company has guaranteed $21,600,000 of
		notes on the property
Percent Ownership	50%	50%	0%	0%
Investment
Direct Equity	$39,765,000	$959,000	—	—
Notes Receivable	—	—	$2,077,000	$7,763,000
Interest Rate on Notes Receivable	—	—	10%	25% (3)
Maturity Date	—	—	Jun-02	May-03

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2001

Summary of Joint Venture Projects / Notes Receivable	page 31

Note Receivables and Lines of Credit

Location	—
Project Description	Note Receivables and Lines of Credit
Approximate GLA or Area	—
Percent Leased	—
Percent Built	—
Anchor Tenants	—
Development
Start Date	—
Expected Completion Date	—
Percent Complete	—
Project Cost to Date	—
Expected Total Project Cost	—
Project Bank Debt Outstanding	—
Borrower / JV Partner	Various
Economic Structure	Notes receivable
Percent Ownership	0%
Investment
Direct Equity	—
Notes Receivable	$3,130,000
Interest Rate on Notes Receivable	Various (3)
Maturity Date	Various

(1)	Project data is based on information provided by borrower / joint venture partner.

(2)	The Company is currently in negotiations relative to the status of this loan.

(3)	The Company has made certain adjustments to its interest accrual on these notes.

(4)	Additional tenant improvements required.

(5)	Book basis per partnership financial statements as of November 30, 2001, converted to U.S. dollars.

NAP — Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended December 31, 2001

Joint Venture Projects / Notes Receivable — Disposition Activity (In thousands)	page 32

				Sale /
				Repayment	Proceeds	Book	Gain /
Property Name	Type(1)	Location	Transaction Description	Date	Amount	Value	(Loss)

1Q 2001
The Centre at Preston Ridge — Phase 2 (2)	L	Frisco, TX	.6632 acre pad sale	01/30/01	$722	$424	$298
The Centre at Preston Ridge — Phase 2 (2)	L	Frisco, TX	.5834 acre pad sale	01/30/01	635	373	262
The Centre at Preston Ridge — Phase 2 (2)	L	Frisco, TX	1.131 acre pad sale	03/01/01	1,033	724	309
The Centre at Preston Ridge — Phase 2 (2)	L	Frisco, TX	3.828 acre pad sale	03/01/01	2,402	2,450	(48)

Total					$4,792	$3,971	$821

2Q 2001
Mesa Pavilions (3)	N	Mesa, AZ	Repayment by joint venture partner of outstanding note receivable and accrued interest	05/18/01	$8,807	$8,807	$—
The Groves (4)	N	Tempe, AZ	Repayment by joint venture partner of outstanding note receivable and accrued interest	05/18/01	10,106	10,106	—
The Centre at Preston Ridge — Phase 2 (2)	L	Frisco, TX	1.265 acre pad sale	06/18/01	1,394	809	585

Total					$20,307	$19,722	$585

3Q 2001
The Centre at Preston Ridge — Phase 2 (2)	L	Frisco, TX	1.147 acre pad sale	07/18/01	$820	$734	$86

		2001 Total Dispositions			$25,919	$24,427	$1,492

(1)  L — Land, N — Notes Receivable

(2)  Proceeds used to reduce bank debt guaranteed by the Company on the property. Adjusted book value allocations based on information provided by joint venture partner in 4Q 2001.

(3)  $500,000 of the proceeds consists of a note receivable secured by certain interests in Superior Towne Center.

(4)  $1.63 million of the proceeds consists of a note receivable secured by certain interests in Superior Towne Center.

The above does not purport to disclose all items required under GAAP.

The Company’s 10-K for the year ended December 31, 2001 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.